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                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           Date of Report (Date of earliest event reported): May 7, 2003

                                        SOUTHERN CALIFORNIA EDISON COMPANY
                              (Exact name of registrant as specified in its charter)

                 CALIFORNIA                           001-2313                              95-1240335
        (State or other jurisdiction                 (Commission                         (I.R.S. Employer
              of incorporation)                     File Number)                        Identification No.)

                                             2244 Walnut Grove Avenue
                                                  (P.O. Box 800)
                                            Rosemead, California 91770
                           (Address of principal executive offices, including zip code)

                                                   626-302-1212
                               (Registrant's telephone number, including area code)

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Items 1 through 6, 8, 10, and 11 are not included because they are inapplicable.

Item 7.  Financial Statements and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits

         99.1     Press release about first quarter 2003 financial results--Part 1.

         99.2     Press release about first quarter 2003 financial results--Part 2.

Item 9.  Results of Operations and Financial Condition.

         On May 7, 2003, Edison International, the parent company of Southern California Edison Company, issued press releases that included information about Southern California Edison Company's financial results for the first quarter of 2003.  Copies of the press releases are attached as Exhibits 99.1 and 99.2.  This information is furnished pursuant to Item 12 of Form 8-K, as amended by Release No. 34-47226.  In accordance with Release No.
34-47583, this information is furnished under Item 9.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                             SOUTHERN CALIFORNIA EDISON COMPANY
                                                                         (Registrant)

                                                                     /s/ KENNETH S. STEWART
                                                 -------------------------------------------------------------
                                                                       KENNETH S. STEWART
                                                        Assistant General Counsel and Assistant Secretary

MAY 7, 2003